Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Member of the Board of MTR Corporation Limited, a corporation established under the Companies Ordinance (Chapter 32 of the laws of the Hong Kong Special Administrative Region) (“MTR Corporation”), hereby makes, designates, constitutes and appoints Mr. Lincoln LEONG Kwok-kuen and Mr. Leonard Bryan TURK individually and severally, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the United States Securities and Exchange Commission (the “Commission”) pursuant to the United States Securities Act of 1933, as amended, of any and all post-effective amendments to the Registration Statement on Form F-3, Registration No. 333-13904, as filed by MTR Corporation and MTR Corporation (C.I.) Limited (“MTR (C.I.)”) with the Commission on September 10, 2001, with all exhibits thereto and other documents in connection therewith, for the purpose of deregistering all securities registered under the Registration Statement.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to approve, settle, execute and deliver all such post-effective amendments, qualifications and notifications, to approve, settle, execute and deliver any and all such other documents, and to take further action as they, or any of them deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities hereby granted. This Power of Attorney expires by its terms and shall be of no further force and effect on 30 June 2007.

This Power of Attorney is governed by Hong Kong law.

IN WITNESS WHEREOF, the undersigned has executed this document as a deed as of the 19th day of January 2007.

Signed, sealed and delivered by:	/s/ Dr. Raymond Ch’ien Kuo-fung
Name: Dr. Raymond Ch’ien Kuo-fung

In the presence of:	/s/ Wong Kin-cheung
	Name of witness:	Wong Kin-cheung
	Address of witness:	MTR Corporation Limited
MTR Tower, Telford Plaza
Hong Kong

	Occupation of witness:	Manager – Financing Documentation & Compliance

2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, the Chief Executive Officer and a Member of the Board of MTR Corporation Limited, a corporation established under the Companies Ordinance (Chapter 32 of the laws of the Hong Kong Special Administrative Region) (“MTR Corporation”), hereby makes, designates, constitutes and appoints Mr. Lincoln LEONG Kwok-kuen and Mr. Leonard Bryan TURK individually and severally, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the United States Securities and Exchange Commission (the “Commission”) pursuant to the United States Securities Act of 1933, as amended, of any and all post-effective amendments to the Registration Statement on Form F-3, Registration No. 333-13904, as filed by MTR Corporation and MTR Corporation (C.I.) Limited (“MTR (C.I.)”) with the Commission on September 10, 2001, with all exhibits thereto and other documents in connection therewith, for the purpose of deregistering all securities registered under the Registration Statement.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to approve, settle, execute and deliver all such post-effective amendments, qualifications and notifications, to approve, settle, execute and deliver any and all such other documents, and to take further action as they, or any of them deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities hereby granted. This Power of Attorney expires by its terms and shall be of no further force and effect on 30 June 2007.

This Power of Attorney is governed by Hong Kong law.

IN WITNESS WHEREOF, the undersigned has executed this document as a deed as of the 19th day of January 2007.

Signed, sealed and delivered by:	/s/ Chow Chung-kong
Name: Chow Chung-kong

In the presence of:	/s/ Wong Kin-cheung
	Name of witness:	Wong Kin-cheung
	Address of witness:	MTR Corporation Limited
MTR Tower, Telford Plaza
Hong Kong

	Occupation of witness:	Manager – Financing Documentation & Compliance

2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Member of the Board of MTR Corporation Limited, a corporation established under the Companies Ordinance (Chapter 32 of the laws of the Hong Kong Special Administrative Region) (“MTR Corporation”), hereby makes, designates, constitutes and appoints Mr. Lincoln LEONG Kwok-kuen and Mr. Leonard Bryan TURK individually and severally, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the United States Securities and Exchange Commission (the “Commission”) pursuant to the United States Securities Act of 1933, as amended, of any and all post-effective amendments to the Registration Statement on Form F-3, Registration No. 333-13904, as filed by MTR Corporation and MTR Corporation (C.I.) Limited (“MTR (C.I.)”) with the Commission on September 10, 2001, with all exhibits thereto and other documents in connection therewith, for the purpose of deregistering all securities registered under the Registration Statement.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to approve, settle, execute and deliver all such post-effective amendments, qualifications and notifications, to approve, settle, execute and deliver any and all such other documents, and to take further action as they, or any of them deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities hereby granted. This Power of Attorney expires by its terms and shall be of no further force and effect on 30 June 2007.

This Power of Attorney is governed by Hong Kong law.

IN WITNESS WHEREOF, the undersigned has executed this document as a deed as of the 19th day of January 2007.

Signed, sealed and delivered by:	/s/ David Gordon Eldon
Name: David Gordon Eldon

In the presence of:	/s/ Wong Kin-cheung
	Name of witness:	Wong Kin-cheung
	Address of witness:	MTR Corporation Limited
MTR Tower, Telford Plaza
Hong Kong

	Occupation of witness:	Manager – Financing Documentation & Compliance

2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Member of the Board of MTR Corporation Limited, a corporation established under the Companies Ordinance (Chapter 32 of the laws of the Hong Kong Special Administrative Region) (“MTR Corporation”), hereby makes, designates, constitutes and appoints Mr. Lincoln LEONG Kwok-kuen and Mr. Leonard Bryan TURK individually and severally, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the United States Securities and Exchange Commission (the “Commission”) pursuant to the United States Securities Act of 1933, as amended, of any and all post-effective amendments to the Registration Statement on Form F-3, Registration No. 333-13904, as filed by MTR Corporation and MTR Corporation (C.I.) Limited (“MTR (C.I.)”) with the Commission on September 10, 2001, with all exhibits thereto and other documents in connection therewith, for the purpose of deregistering all securities registered under the Registration Statement.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to approve, settle, execute and deliver all such post-effective amendments, qualifications and notifications, to approve, settle, execute and deliver any and all such other documents, and to take further action as they, or any of them deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities hereby granted. This Power of Attorney expires by its terms and shall be of no further force and effect on 30 June 2007.

This Power of Attorney is governed by Hong Kong law.

IN WITNESS WHEREOF, the undersigned has executed this document as a deed as of the 19th day of Janaury 2007.

Signed, sealed and delivered by:	/s/ Edward Ho Sing-tin
Name: Edward Ho Sing-tin

In the presence of:	/s/ Wong Kin-cheung
	Name of witness:	Wong Kin-cheung
	Address of witness:	MTR Corporation Limited
MTR Tower, Telford Plaza
Hong Kong

	Occupation of witness:	Manager – Financing Documentation & Compliance

2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Member of the Board of MTR Corporation Limited, a corporation established under the Companies Ordinance (Chapter 32 of the laws of the Hong Kong Special Administrative Region) (“MTR Corporation”), hereby makes, designates, constitutes and appoints Mr. Lincoln LEONG Kwok-kuen and Mr. Leonard Bryan TURK individually and severally, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the United States Securities and Exchange Commission (the “Commission”) pursuant to the United States Securities Act of 1933, as amended, of any and all post-effective amendments to the Registration Statement on Form F-3, Registration No. 333-13904, as filed by MTR Corporation and MTR Corporation (C.I.) Limited (“MTR (C.I.)”) with the Commission on September 10, 2001, with all exhibits thereto and other documents in connection therewith, for the purpose of deregistering all securities registered under the Registration Statement.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to approve, settle, execute and deliver all such post-effective amendments, qualifications and notifications, to approve, settle, execute and deliver any and all such other documents, and to take further action as they, or any of them deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities hereby granted. This Power of Attorney expires by its terms and shall be of no further force and effect on 30 June 2007.

This Power of Attorney is governed by Hong Kong law.

IN WITNESS WHEREOF, the undersigned has executed this document as a deed as of the 19th day of January 2007.

Signed, sealed and delivered by:	/s/ Lo Chung-hing
Name: Lo Chung-hing

In the presence of:	/s/ Wong Kin-cheung
	Name of witness:	Wong Kin-cheung
	Address of witness:	MTR Corporation Limited
MTR Tower, Telford Plaza
Hong Kong

	Occupation of witness:	Manager – Financing Documentation & Compliance

2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Member of the Board of MTR Corporation Limited, a corporation established under the Companies Ordinance (Chapter 32 of the laws of the Hong Kong Special Administrative Region) (“MTR Corporation”), hereby makes, designates, constitutes and appoints Mr. Lincoln LEONG Kwok-kuen and Mr. Leonard Bryan TURK individually and severally, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the United States Securities and Exchange Commission (the “Commission”) pursuant to the United States Securities Act of 1933, as amended, of any and all post-effective amendments to the Registration Statement on Form F-3, Registration No. 333-13904, as filed by MTR Corporation and MTR Corporation (C.I.) Limited (“MTR (C.I.)”) with the Commission on September 10, 2001, with all exhibits thereto and other documents in connection therewith, for the purpose of deregistering all securities registered under the Registration Statement.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to approve, settle, execute and deliver all such post-effective amendments, qualifications and notifications, to approve, settle, execute and deliver any and all such other documents, and to take further action as they, or any of them deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities hereby granted. This Power of Attorney expires by its terms and shall be of no further force and effect on 30 June 2007.

This Power of Attorney is governed by Hong Kong law.

IN WITNESS WHEREOF, the undersigned has executed this document as a deed as of the 19th day of January 2007.

Signed, sealed and delivered by:	/s/ T. Brian Stevenson
Name: T. Brian Stevenson

In the presence of:	/s/ Wong Kin-cheung
	Name of witness:	Wong Kin-cheung
	Address of witness:	MTR Corporation Limited
MTR Tower, Telford Plaza
Hong Kong

	Occupation of witness:	Manager – Financing Documentation & Compliance

2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Member of the Board of MTR Corporation Limited, a corporation established under the Companies Ordinance (Chapter 32 of the laws of the Hong Kong Special Administrative Region) (“MTR Corporation”), hereby makes, designates, constitutes and appoints Mr. Lincoln LEONG Kwok-kuen and Mr. Leonard Bryan TURK individually and severally, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the United States Securities and Exchange Commission (the “Commission”) pursuant to the United States Securities Act of 1933, as amended, of any and all post-effective amendments to the Registration Statement on Form F-3, Registration No. 333-13904, as filed by MTR Corporation and MTR Corporation (C.I.) Limited (“MTR (C.I.)”) with the Commission on September 10, 2001, with all exhibits thereto and other documents in connection therewith, for the purpose of deregistering all securities registered under the Registration Statement.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to approve, settle, execute and deliver all such post-effective amendments, qualifications and notifications, to approve, settle, execute and deliver any and all such other documents, and to take further action as they, or any of them deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities hereby granted. This Power of Attorney expires by its terms and shall be of no further force and effect on 30 June 2007.

This Power of Attorney is governed by Hong Kong law.

IN WITNESS WHEREOF, the undersigned has executed this document as a deed as of the 19th day of January 2007.

Signed, sealed and delivered by:	/s/ Christine Fang Meng-sang
Name: Christine Fang Meng-sang

In the presence of:	/s/ Wong Kin-cheung
	Name of witness:	Wong Kin-cheung
	Address of witness:	MTR Corporation Limited
MTR Tower, Telford Plaza
Hong Kong

	Occupation of witness:	Manager – Financing Documentation & Compliance

2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Member of the Board of MTR Corporation Limited, a corporation established under the Companies Ordinance (Chapter 32 of the laws of the Hong Kong Special Administrative Region) (“MTR Corporation”), hereby makes, designates, constitutes and appoints Mr. Lincoln LEONG Kwok-kuen and Mr. Leonard Bryan TURK individually and severally, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the United States Securities and Exchange Commission (the “Commission”) pursuant to the United States Securities Act of 1933, as amended, of any and all post-effective amendments to the Registration Statement on Form F-3, Registration No. 333-13904, as filed by MTR Corporation and MTR Corporation (C.I.) Limited (“MTR (C.I.)”) with the Commission on September 10, 2001, with all exhibits thereto and other documents in connection therewith, for the purpose of deregistering all securities registered under the Registration Statement.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to approve, settle, execute and deliver all such post-effective amendments, qualifications and notifications, to approve, settle, execute and deliver any and all such other documents, and to take further action as they, or any of them deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities hereby granted. This Power of Attorney expires by its terms and shall be of no further force and effect on 30 June 2007.

This Power of Attorney is governed by Hong Kong law.

IN WITNESS WHEREOF, the undersigned has executed this document as a deed as of the 19th day of January 2007.

Signed, sealed and delivered by:	/s/ Alan Wong Chi-kong
Name: Commissioner for Transport Alan Wong Chi-kong

In the presence of:	/s/ Wong Kin-cheung
	Name of witness:	Wong Kin-cheung
	Address of witness:	MTR Corporation Limited
MTR Tower, Telford Plaza
Hong Kong

	Occupation of witness:	Manager – Financing Documentation & Compliance

2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Member of the Board of MTR Corporation Limited, a corporation established under the Companies Ordinance (Chapter 32 of the laws of the Hong Kong Special Administrative Region) (“MTR Corporation”), hereby makes, designates, constitutes and appoints Mr. Lincoln LEONG Kwok-kuen and Mr. Leonard Bryan TURK individually and severally, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the United States Securities and Exchange Commission (the “Commission”) pursuant to the United States Securities Act of 1933, as amended, of any and all post-effective amendments to the Registration Statement on Form F-3, Registration No. 333-13904, as filed by MTR Corporation and MTR Corporation (C.I.) Limited (“MTR (C.I.)”) with the Commission on September 10, 2001, with all exhibits thereto and other documents in connection therewith, for the purpose of deregistering all securities registered under the Registration Statement.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to approve, settle, execute and deliver all such post-effective amendments, qualifications and notifications, to approve, settle, execute and deliver any and all such other documents, and to take further action as they, or any of them deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities hereby granted. This Power of Attorney expires by its terms and shall be of no further force and effect on 30 June 2007.

This Power of Attorney is governed by Hong Kong law.

IN WITNESS WHEREOF, the undersigned has executed this document as a deed as of the 19th day of January 2007.

Signed, sealed and delivered by:	/s/ Frederick Ma Si-hang
Name: Frederick Ma Si-hang

In the presence of:	/s/ Wong Kin-cheung
	Name of witness:	Wong Kin-cheung
	Address of witness:	MTR Corporation Limited
MTR Tower, Telford Plaza
Hong Kong

	Occupation of witness:	Manager – Financing Documentation & Compliance

2